Exhibit 10.1

AMENDMENT No. 2 TO
LETTER AGREEMENT

         THIS AMENDMENT NO. 2 TO LETTER AGREEMENT (“Amendment”) is made as of February 5, 2002, by and between ZIMMER HOLDINGS, INC., a Delaware corporation and successor-in-interest to Zimmer, Inc. (the “Parent Borrower”) and BANK OF AMERICA, N.A., a national banking association (the “Bank”).

Recitals

         A.     The Parent Borrower and the Bank are parties to that certain Letter Agreement dated as of July 17, 2001, as amended from time to time (the “Letter Agreement”), pursuant to which the Bank has made a $26,000,000 uncommitted standard instrument credit facility available to the Parent Borrower and certain designated subsidiaries of the Parent Borrower.

         B.     The Parent Borrower has requested certain changes in the terms of the Letter Agreement, and the Bank is willing to agree to those changes on the terms and conditions set forth herein.

Agreement

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties do hereby agree as follows:

         1.     Capitalized terms used but not defined in this Amendment shall have the meanings given them in the Letter Agreement.

         2.     The Letter Agreement is hereby amended as follows:

         (a)     Paragraph I.E of the Letter Agreement is hereby amended and restated in its entirety to read as follows:

“Subject to Paragraph I.A above, Standard Instruments may mature or expire (and any applicable Interest Period may end) after the Availability Termination Date, but in no event shall any Standard Instrument mature or expire (or any applicable Interest Period end) after the Obligation Cutoff Date. This Agreement shall remain in full force and effect so long as any Standard Instrument is outstanding.”

         (b)     The reference to “Availability Termination Date” in clause (b) of the proviso to Paragraph VI is hereby replaced by a reference to “Obligation Cutoff Date.”

         (c)     Exhibit A to the Letter Agreement is hereby amended by inserting a new defined term to read as follows:

         "'Obligation Cutoff Date’ means July 31, 2003.”

         3.     The Parent Borrower hereby represents and warrants to the Bank that:

         (a)     this Amendment has been duly authorized, executed and delivered on its behalf, and the Letter Agreement, as amended hereby, constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as limited by: (i) the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally; and (ii) general principles of equity;

         (b)     the representations and warranties of Parent Borrower set forth in Paragraph III of the Letter Agreement (other than any representations and warranties that relate exclusively to a prior date, which representations and warranties were true and correct in all material respects as of such prior date), are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date; and

         (c)     no Default or Event of Default under the Letter Agreement has occurred and is continuing or will result from the execution and delivery of this Amendment.

         4.     This Amendment shall be governed by and construed in accordance with the laws of the State of New York. As expressly amended hereby, the Letter Agreement is hereby ratified and confirmed and shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

ZIMMER HOLDINGS, INC.

By:	/s/	James T. Crines

James T. Crines

Title:		Vice President & Controller

BANK OF AMERICA, N.A.

By:	/s/	Philip S. Durand

Philip S. Durand

Title:		Principal

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